EXHIBIT 10.3

                        ASSIGNMENT OF ACCOUNTS RECEIVABLE
                        ---------------------------------

         THIS ASSIGNMENT is made and entered into as of September 7, 2001, by and between Telenetics Corporation, a California corporation ("Assignor") and Comtel Electronics Inc., a Delaware corporation ("Assignee"), together, called the "Parties," as follows:

                                    RECITALS
                                    --------

         WHEREAS, the Assignor is indebted to the Assignee for certain products manufactured and delivered to the Assignor, such indebtedness being evidenced by one or more accounts payable of Assignor to Assignee, being described more particularly on Schedule "A" annexed hereto (herein, the "Payables"); and

         WHEREAS, the Payables have aged beyond the net sixty day payment terms agreed to in a previous manufacturing agreement between the Parties;

         WHEREAS, the Assignee and its secured lender, UPS Capital Corporation ("UPSC"), require payment in some form and fashion to alleviate this payment delinquency;

         WHEREAS, the Parties intend to establish a mechanism by which the Assignor shall assign certain accounts receivable that have been approved by UPSC to the Assignee in return for reducing the outstanding balance of the
Payables:

                                    AGREEMENT
                                    ---------

         NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein, and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                                   ASSIGNMENT
                                   ----------

         1. For value received, Assignor hereby sells, transfers and assigns to Assignee all of Assignor's right, title, and interest in and to all those accounts receivable of Assignor set forth on Schedule "B" annexed hereto (herein, the "Accounts"). All assigned interests in the Accounts are to be WITH FULL RECOURSE, shall take effect as of the date hereof and shall include any security or guaranties given to or held by Assignor, including proceeds of any credit insurance that is or that may become due and payable with respect to the Accounts.

                                     CREDIT
                                     ------

         2. In consideration of the foregoing assignment, Assignee hereby credits against the indebtedness of Assignor to Assignee under the Payables an amount equal to the "Credited Sum" specified on Schedule "B" annexed hereto, effective on the date hereof; but, Assignor shall be and remain liable to Assignee for the balance owing on the Payables, after application thereto of the Credited Sum. The Credited Sum shall be applied to the Payables in chronological order, from the earliest listed to the latest.

                               RIGHTS OF ASSIGNEE
                               ------------------

         3. The rights transferred to Assignee in respect of the Accounts include the following:

                  (a) Notwithstanding paragraph 4 below, the right (but not the obligation) to make and effect collections from the account debtors in Assignee's own name and for its own benefit; and

                  (b) The right to endorse and deposit in Assignee's own bank account any payments, commercial paper, notes, or other acceptances received in full or partial payment of the Accounts or the goods represented by and sold under such Accounts. In the event goods represented by the Accounts are not received or accepted, or are returned by the purchasers, the title to any account, contract, or any goods created through the resale or exchange of the rejected goods, including all sums of money due and to become due, shall be the property of Assignee.

                         NOTIFICATION OF ACCOUNT DEBTORS
                         -------------------------------

         4. Assignor and Assignee shall jointly notify the account debtors of this Assignment of the Accounts, which notice shall provide that the account debtors shall pay Assignee directly all sums due or to become due with respect to the Accounts. The notification shall be substantially in the same form as Exhibit "A" hereto. Assignor shall provide Assignee with copies of all notices sent in accordance with this paragraph.

                    REPORTING AND ASSIGNMENT OF NEW ACCOUNTS
                    ----------------------------------------

         5. So long as any balance of the Payables remains outstanding and unpaid, within three (3) business days of the close of each calendar month, Assignor shall provide Assignee with a schedule (the "New Account Report"), in substantially the same form and containing substantially the same information as Schedule "B" annexed hereto, listing all accounts coming into existence after the date of the previous New Account Report (or, in the case of the first New Account Report, all accounts coming into existence after the date of this Assignment). Upon receipt of each such New Account Report, Assignor may (and, at the request of UPSC, Assignor shall) require that Assignor make further assignments of such accounts to Assignor. In such event, Assignee shall review all new accounts and notify Assignor which are approved for assignment and Assignor shall thereupon transfer and assign such accounts to Assignee, in substantially the same form and manner as set forth herein.

                             COLLECTION OF ACCOUNTS
                             ----------------------

         6. Except to the extent Assignee notifies Assignor otherwise, Assignee shall take all reasonable and appropriate steps to enforce and collect the Accounts, at Assignor's expense, and to direct payment of the Accounts to Assignee. To the extent any account debtor directs payment on an Accounts Receivable to Assignor instead of to Assignee, Assignor shall immediately deliver to Assignee any payments, commercial paper, notes, or other acceptances received by Assignor. Throughout the term of this agreement, Assignor shall promptly provide Assignee with such information, notices and other cooperation as Assignee may reasonably request to facilitate collection of the Accounts.

                           REPRESENTATIONS OF ASSIGNOR
                           ---------------------------

         7. Assignor represents and warrants that the following statements are true and correct:

                  (a) Copies of any and all financial statements, invoices, orders, proofs of delivery, and other documents submitted to Assignee in connection with this Assignment, including the information contained in Schedule "B" hereto, are factual and genuine. The same is true of information to be supplied in New Account Reports;

                  (b) This Assignment is exclusive and made solely to the Assignee. None of the Accounts has been or will be sold or assigned to any other party, no security interest in the Accounts has been or will be granted to any other party (or if any security interest has been granted, it is no longer in effect), and no other person or entity other than Assignor otherwise has acquired or will acquire any lien, right, title, or claim to the Accounts;

                  (c) All existing Accounts are valid and fully collectible from the account debtors. There are no offsets or counterclaims against any of the existing Accounts. There are no other circumstances entitling the account debtors to decline to pay existing Accounts or to decrease the price of the goods as originally agreed upon in the invoices. The account debtors are unconditionally indebted to Assignor for the amounts set forth in Schedule "B" hereto. The foregoing will be true as to all accounts listed in New Account Reports;

                  (d) The goods described in and covered by the Account invoices and statements listed in Schedule "B" hereto were sold in strict accordance with the specifications provided by the purchasers, and such goods have been sold pursuant to unconditional contracts of sale and not by consignment or sale on approval. The same will be true with respect to goods covered by Account invoices listed in all New Account Reports;

                  (e) Assignor delivered goods described in and covered by the Account invoices and statements listed in Schedule "B" hereto pursuant to genuine purchase orders issued by the purchasers. Delivery was made at the request of the purchasers and in accordance with the shipping instructions included in those purchase orders. As of the date of this Assignment, none of the purchase orders received by the Assignor has been cancelled or otherwise altered by purchasers or their agents. The same will be true of goods described and covered by account invoices listed in all New Account Reports;

                  (f) The goods described in and covered by the Account invoices and statements listed in Schedule "B" have not been previously sold, conveyed, or encumbered by Assignor or its agents. The same will be true of goods covered by the Account invoices and statements listed in all New Account Reports;

                  (g) As of the date of this Assignment, the account debtors have not paid to Assignor, or its agents, all or part of the purchase price of the goods described in and covered by the Account invoices and statements listed in Schedule "B". The same will be true of amounts listed in all New Account Reports.

         Upon Assignee's request, Assignor shall execute written affirmations of the foregoing warranties and representations in connection with each New Account Report. Assignor acknowledges that Assignee intends to collateralize certain financing with the Accounts and that Assignee, its lender(s), and other third parties intend to rely on the foregoing representations and warranties as well as other representations made hereto.

                 FILING AND EXECUTION OF FINANCING STATEMENT(S)
                 ----------------------------------------------

         8. Filing and Execution of Financing Statement(s):

                  (a) Assignee and its agents shall be and hereby is authorized to file one or more UCC-1 financing statements and related documents to effectuate the terms hereof, and to execute the same on Assignor's behalf. To the extent necessary and allowed by law, Assignor hereby irrevocably appoints Assignee, acting singly, as the Assignor's attorney-in-fact, which power is coupled with an interest, with full authority in the place and stead of Assignor, to execute any financing statement, amendment thereto, or continuation thereof, relative to all or any portion of the Accounts in the name of Assignor or without the signature of Assignor.

                  (b) Assignee and its agents shall be and hereby is authorized to file one or more UCC-1 financing statements and related documents to effectuate the terms hereof, and to execute the same on Assignor's behalf. To the extent necessary and allowed by law, Assignor hereby irrevocably appoints Assignee, acting singly, as the Assignor's attorney-in-fact, which power is coupled with an interest, with full authority in the place and stead of Assignor, to execute any financing statement, amendment thereto, or continuation thereof, relative to all or any portion of the Accounts in the name of Assignor or without the signature of Assignor.

                      MAINTENANCE AND INSPECTION OF RECORDS
                      -------------------------------------

         9. Assignor shall at all times keep complete and accurate records concerning the Accounts, all of which records shall be available for inspection and/or copying on demand by Assignee during usual business hours.

                                 TIME OF ESSENCE
                                 ---------------

         10. Time is of the essence in this Assignment.

                              EFFECT ON SUCCESSORS
                              --------------------

         11. This Assignment, and each of its provisions, shall be binding on and shall inure to the benefit of the respective heirs, devisees, legatees, executors, administrators, trustees, successors, and assigns of the parties to this Assignment. Without limitation of the foregoing, Assignor acknowledges and agrees that Assignor has assigned all of its rights (but none of its obligations) hereunder to UPSC and that UPSC, in the place and stead of Assignee, may enforce the terms of this Assignment against Assignor hereafter as fully and completely as Assignor may do, provided that, in doing so, UPSC shall be subject to no right of setoff, defense or counterclaim which Assignor now has, or hereafter may have, against Assignee unrelated to this Assignment.

                                    AMENDMENT
                                    ---------

         12. This Assignment may be amended only by a writing signed by the party against whom or against whose successors and assigns enforcement of the change is sought. In any event, no amendment, modification, waiver or other alteration made to this Assignment or in respect of any Account which is made without the prior written consent of UPSC shall bind UPSC.

                          EFFECT OF PARTIAL INVALIDITY
                          ----------------------------

         13. If any term or provision of this Assignment or any application thereof shall be held invalid or unenforceable, the remainder of this Assignment and any application of the terms and provisions shall not be affected thereby, but shall remain valid and enforceable.

                                     NOTICES
                                     -------

         14. All notices, demands, or other communications between Assignor and Assignee shall be in writing and addressed as set forth immediately below (unless and except to the extent that either Party receives written notice from the other Party as to change of address). All such communications shall be deemed effective upon the earliest of (i) actual delivery if delivered by personal delivery, or (ii) three (3) calendar days after deposit, first class postage prepaid, with the United States Mail.

                           Telenetics Corporation
                           25111 Arctic Ocean
                           Lake Forest, CA  92630
                           Attn:  Chief Financial Officer

                           Comtel Electronics Inc.
                           14101 Myford Road
                           Tustin, CA  92780
                           Attn:  Chief Financial Officer

                                  GOVERNING LAW
                                  -------------

         15. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

                        [SIGNATURES APPEAR ON NEXT PAGE.]

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first written above.

                                        TELENETICS CORPORATION,
                                        a California corporation

                                        By: /S/ SHALA SHASHANI LUTZ
                                            ------------------------------------
                                                                      ,President

                                        By: /S/ DAVID L. STONE
                                            ------------------------------------
                                                                      ,Secretary

                                        COMTEL ELECTRONICS INC.,
                                        a Delaware corporation

                                        By: /S/ LYLE JENSEN
                                            ------------------------------------
                                                                            ,CEO

                                        By: /S/ MICHAEL GRAY
                                            ------------------------------------
                                                                      ,Secretary

                         EXHIBIT "A" SAMPLE NOTIFICATION
                         -------------------------------

______________________
Attn: Accounts Payable
______________________
______________________

Dear Sir or Madam:

         Please take notice that on September 7, 2001, Telenetics Corporation assigned and transferred to Comtel Electronics Inc. all of its right, title, and interest in and to the following accounts:

Invoice # _____            Amount Due        $ ________

         You are directed to make all further payments on the above-described invoices as follows:
FOR CHECKS PLEASE MAIL TO:
--------------------------

                           Comtel Electronics Inc.
                           Bank of America Lockbox Services
                           Lockbox #56690
                           1000 W. Temple St., Ground Level
                           Los Angeles, CA 90012

                           FOR WIRE TRANSFERS:
                           -------------------

                           Swift Code:   BOFAUS44
                           Account Name: UPS CAPITAL CORP COMTEL CA
                           ABA #: 111000012
                           ACCOUNT #: 3751784575
                           Lockbox #: 056690  (Optional)

Please contact Greg Rassp, (714) 508-3419, at Comtel Electronics if you have any questions.

         Your payment to the designated assignee shall discharge you from your obligation under the invoices described above.

                                            TELENETICS CORPORATION

                                            By:  _______________________________

                                                 ____________________, President

                                            By:  _______________________________

                                                 ____________________, Secretary

                        SCHEDULE "B" SCHEDULE OF ACCOUNTS
                        ---------------------------------

     Telenetics Accounts Receivable Balances to be assigned are as follows:


                                                                             AMOUNT APPROVED FOR
           NAME                                         ACCOUNT BALANCE          ASSIGNMENT
           ----                                         ---------------          ----------
Black Box Corp......................................       $43,023.21             $40,725.71

Data Connect Enterprises............................      $843,024.52            $253,609.61

Ingram Micro........................................      $286,502.53            $286,502.53

Open Systems Inter..................................        $7,940.34              $7,940.00

GE Harris Energy Systems 101........................        $9,256.19              $9,256.19

GE Harris Energy Systems 107........................       $47,917.23             $47,917.23

GE Harris Energy Systems 108........................        $6,251.50              $6,251.50

                                                          CREDITED SUM:          $652,202.77
                                                                                 ===========